SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                          ________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): August 6, 2001


                         ARCHER SYSTEMS LIMITED, INC.
           (Exact name of registrant as specified in its charter)


         Delaware                  0-26955              22-3652650
------------------------------     -------              ----------
(State or other jurisdiction     (Commission         (I.R.S. Employer
 of incorporation)               File Number)       Identification No.)


                 119 Harrison Avenue, Roseland, NJ 07068
        (Address of principal executive offices, including zip code)

  Registrant's telephone number, including area code:  (973) 226-2330


Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

     Archer Systems Limited, Inc. ("Archer"), a Delaware corporation, acquired all of the outstanding shares of common stock of Ocumed Group, Inc. ("Ocumed"), a New Jersey Corporation, in exchange for shares of Archer Common Stock and Subordinated Income Debentures (the "Exchange"). The Exchange was accomplished pursuant to the terms of an Agreement (attached as Exhibit 2.1 hereto), dated August 6, 2001 (the "Agreement"), by and among Archer and Crossgates Limited Partners, STMI Investments, Inc. and Ocumed, Inc. hereinafter referred to as ("Ocumed Shareholders"). The terms of the Purchase Agreement reflected the arm's-length negotiations among the parties.

     Pursuant to the terms of the Agreement, all of the shares of Ocumed owned by the Ocumed Shareholders i.e. 2,500 Common Shares, all of the shares of Ocumed, were exchanged for 344,000,000 shares of Archer Common Stock and Subordinated Income Debentures in the aggregate principal amount of $5,600,000 (attached as Exhibit 2.2 hereto). At the time of the acquisition, Mr. Alfred Caggia, President of Ocumed, was appointed as President and a director of Archer and Mr. Paul Filipek, Chief Financial Officer of Ocumed, was appointed Secretary/Treasurer and Chief Financial Officer and a director of Archer and its subsidiaries. The former President, Mr. Richard Margulies, resigned as an officer and director of Archer and the former Secretary/Treasurer, and Chief Financial Officer, Mr. Walter Krzanowski, resigned as an officer of Archer and its subsidiaries and remained a director.

Item 7.   Financial Statements and Exhibits.

         (a) Audited financial statements will be filed within 60 days of the filing of this report.

         (b) Pro forma financial statements will be filed within 60 days of the filing of this report.

         (c) Exhibits:

         Exhibit    Description
         -------    -------------
           2.1      Form of Agreement dated August 6, 2001, by and among Archer
                    System Limited, and Crossgates Limited Partners, STMI
                    Investments, Inc. and Ocumed, Inc.

           2.2      Subordinated Income Debentures due 2017.


                                 SIGNATURES
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Archer Systems Limited, Inc.


Date:  August 21, 2001                  /s/  Paul G. Filipek
                                        ----------------------
                                             Paul G. Filipek
                                             Chief Financial Officer

Exhibit 2.1


                                    Agreement

                                   dated as of

                                 August 6, 2001


                                      Among

               Crossgates Limited Partners, STMI Investments, Inc.
                                Ocumed, Inc. and
                               Ocumed Group, Inc.

                                       and

                    Archer Systems Limited, Inc. ("Archer ")

        with respect to the acquisition of the shares of common stock of

                          Ocumed Group Inc. ("Ocumed ")

                                TABLE OF CONTENTS

Recitals                                                                  3

Section 1    Exchange                                                     3
Section 2    Archer & Ocumed Shares                                       4
Section 3    Closing                                                      4
Section 4    Representations, Warranties, and Covenants of Shareholders   4
Section 5    Representations and Warranties of Archer                     9
Section 6    Conduct of Ocumed Pending the Closing Date                  13
Section 7    Conduct of Archer Pending the Closing Date                  13
Section 8    Access                                                      14
Section 9    Conditions Precedent to Obligations of Archer               14
Section 10   Conditions Precedent to Obligations of Shareholders         17
Section 11   Indemnification                                             19
Section 12   Miscellaneous Provisions                                    20

                                    AGREEMENT

     AGREEMENT ("Agreement"), dated as of July 25, 2001 among Archer Systems Limited, Inc., a Delaware corporation ("Archer "), Ocumed Group, Inc. a New Jersey Corporation ("Ocumed ") and Crossgates Limited Partners, a New Jersey Limited Partnership, STMI Investments, Inc., a Delaware corporation and Ocumed, Inc., a Delaware corporation all hereinafter referred to as ("Shareholders"), being the owners of record of all of the issued and outstanding voting stock of Ocumed.

                                   WITNESSETH:


     WHEREAS, Shareholders own 2,500 common shares of Ocumed which represents all of the issued and outstanding shares of common stock of Ocumed and desires to exchange the Ocumed Shares for 344,000,000 Archer common stock and Archer income debentures in an aggregate principal amount of $5,600,000; and


     WHEREAS, Ocumed is a Ophthalmic Pharmaceutical Company which is in the business of manufacturing and distributing Ophthalmic solutions.

     NOW THEREFORE, the parties hereto intending to legally bind hereby covenant and agree as follows:

Section 1.        Exchange of Stock and Income Debenture.

     The Shareholders agree to transfer to Archer at the Closing 2,500 shares of common stock of Ocumed, hereinafter to be referred to as the ("Ocumed Shares"). In exchange, Archer agrees to issue to Shareholders at the Closing a total of 344,000,000 shares of voting common stock of Archer, hereinafter to be referred to as ("Archer Shares") and Income Debentures in the aggregate principal amount of $5,600,000 hereinafter referred to as ("Income Debenture"). A copy of the form of Income Debenture is attached hereto as Schedule "A". Each share of Ocumed shall be exchanged for 137,600 shares of Archer common stock (aggregate for all shares will be 344,000,000 Archer Shares) and an Archer income debenture in an amount of $2,240.

Section 2.        Delivery of Certificates by Shareholders and Archer.

     The transfer of Ocumed Shares by the Shareholders shall be effected by the delivery to Archer at the Closing of certificates representing the transferred Shares endorsed in blank or accompanied by stock powers executed in blank. The issuance of Archer Shares and Income Debentures by Archer shall be effected by the delivery to the Shareholders at the Closing of certificates and notes issued in the Shareholders' names.

Section 3.        Closing.

     The closing for the exchange, sale and purchase of the Shares (the "Closing") shall take place on or before August 10, 2001 at 9:00 a.m. at the offices of Archer Systems Limited, Inc. located at 75 Lincoln Highway, Route 27, Iselin New Jersey, 08830 or at such other time and place mutually agreed to by the parties hereof. The date and time of the closing determined in accordance with the preceding provisions of this Section 3 are herein referred to as the ("Closing Date"). The amount of Ocumed Shares to be exchanged by each individual shareholder and the amount of Archer Shares and Income Debentures that they shall receive is set forth on Schedule "B" attached hereto.


Section 4.        Representations, Warranties and Covenants of Ocumed and
                   Shareholders.

     Ocumed and Shareholders represent, warrant to and covenant with Archer as follows:

     4.1 Corporate Organization and Good Standing. Ocumed is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

     4.2 Capitalization. Ocumed's authorized capital stock as of the Signing Date set forth above consists of 2,500 shares of Ocumed Common Stock, without par value, of which 2,500 shares are issued and outstanding. All issued shares of Ocumed Common Stock have been duly and validly issued and are fully paid and non-assessable. There are no other securities of Ocumed authorized, issued or outstanding. There are no outstanding options, warrants, rights, puts, calls, commitments, conversion rights, plans or other agreements of any character to which Ocumed is a party or otherwise bound which provide for the acquisition, disposition or issuance of any capital stock of Ocumed.

     4.3 Subsidiaries. Ocumed has no subsidiaries.

     4.5 Title to the Shares. Shareholders are the lawful record Owners of the Ocumed Shares, as indicated on Schedule "C" hereto; the Shares so owned by the Shareholders are free and clear of all security interests, liens, encumbrances, claims and equities of every kind, except as created by this Agreement, and are duly authorized, validly issued and outstanding, fully paid and non-assessable; no liability of any kind, whether absolute or contingent, shall attach to Archer solely by virtue of Archer's Ownership of the Shares.

     4.6 Capacity of and Execution by Shareholders. Shareholders, including but not limited to the representatives, trustees, partners and officers of all of the entities reflected on Schedule "A" have full legal power and capacity to execute and deliver certificates representing the Shares owned by Shareholders as indicated on Schedule "A" hereto, and full legal power to sell the Shares to Archer in accordance with this Agreement. Without limiting the generality of the foregoing, no authorization, consent or approval or other order or action of or filing with any court, administrative agency, or other governmental or regulatory body or authority is required for the execution and delivery by the Shareholders of this Agreement or Shareholders' consummation of the transactions contemplated hereby, and transfer and delivery of the Shares to be transferred by Shareholders to Archer hereunder, in accordance with this Agreement, will vest good title to the Shares to Archer free and clear of all security interests, liens, encumbrances, claims and equities of every kind other than restrictions on disposition contained in applicable federal and state securities laws.

     4.7 Financial Statements. Ocumed's audited balance sheets for the calendar years December 31, 1999, December 31, 2000 and unaudited interim balance sheet for the period ending March 31, 2001, (collectively, "Ocumed Financial Statements") and the related statements of income, shareholder's equity and cash flows for the periods then ended, fairly present the financial condition of Ocumed as of said dates and the results of its operations for the periods then ended, in conformity with generally accepted accounting principles consistently applied for the periods covered.

     4.8 Absence of Undisclosed Liabilities. Except to the extent reflected or reserved against in Ocumed's balance sheet as of March 31, 2001, which are not greater than $5,000,000, Ocumed did not have at that date any liabilities or obligations (secured, unsecured, contingent or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles.

     4.9 Absence of Certain Changes. Except as heretofore disclosed on Schedule "D" attached hereto, there has been no material adverse change in the business, properties or financial condition of Ocumed since March 31, 2001.

     4.10 Litigation. Except as set forth in Schedule "E", Ocumed is not involved in any pending litigation or governmental investigation or proceeding and to the best of Ocumed and the Stockholders' knowledge, no material litigation, claim, assessment or governmental investigation or proceeding is threatened which might reasonably be expected to result in any material change in the business or condition, financial or otherwise, of Ocumed or in any of its properties or assess or which might reasonably be expected to result in any material liability on the part of Ocumed or which questions the validity of this Agreement or which would, in the case of officers, directors or employees of Ocumed, impair their ability to carry out their duties as such officers, directors, or employees now or in the future, or which might reasonably be expected to otherwise adversely effect the Company or Ocumed, or of any action taken or to be taken pursuant to or in connect on with the provisions of this Agreement. The Stockholders represent that they are not involved in any pending material litigation or governmental investigation or proceeding which would to the best of their knowledge and information, affect their ownership of the Ocumed Shares or their ability to enter into this Agreement or to carry out its terms and conditions. Stockholders further covenant that to the best of their knowledge and information, no such material litigation, claim, assessment or governmental investigation or proceeding of any kind exists or is threatened.

     4.11 Contracts. Except as heretofore disclosed on Schedule "F" attached hereto Ocumed, is not a party to any material contract more than $3,000 in amount which is to be performed in whole or in part at or after the date of this Agreement as first set forth above.

     4.12 Title. Ocumed has good and marketable title to all the real property and good and valid title to all other property included in the balance sheet of Ocumed as of March 31, 2001, other than property disposed of in the ordinary course of business after said date. Except as heretofore disclosed on Schedule "G" attached hereto, the properties of Ocumed are not subject to any mortgage, encumbrance or lien of any kind except minor encumbrances which do not materially interfere with the use of the property in the conduct of the business of Ocumed.

     4.13 No Violation. Consummation of this agreement will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease or agreement, or any order, judgment, decree, law or regulation to which any property of Ocumed is subject or by which Ocumed is bound, except for breaches or defaults which in the aggregate would not have a materially adverse effect on Ocumed's properties, business operations or financial condition.

     4.14 Authorization. Execution of this Agreement has been duly authorized and approved by Shareholders Board of Directors and General Partners as the case may be.

     4.15 Information Provided by Ocumed. The information provided and to be provided by Ocumed to Archer for use in proxy soliciting material to be used by Archer, or in a Form 10QSB or Form 8K to be filed with the SEC, or in any application or report made by Archer to the SEC, to the Internal Revenue Service, or to any other governmental or regulatory body in connection with the merger, does not and will not contain any statement which is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statement not false or misleading.

     4.16 Intellectual Property of Ocumed. Schedule "H" sets forth all of the names, domain names, patents, new drug approvals, service marks, trademarks, licenses and copyrights owned or held or licensed by Ocumed and their registration No. and copies of the registration certificates and respective license agreements are attached hereto.

     4.17 Compliance with Laws, Etc. Ocumed has complied with all laws and regulations of any applicable jurisdiction with which it is or was required to comply in connection with its Ownership of its properties and operation of its business. Ocumed has all governmental permits and permissions material to the Ownership of its properties or the conduct of its Business as now conducted. Except as set forth on Schedule "I" attached hereto, it has not received any notice or communication from any authority with respect to non-compliance with any of the foregoing, which non-compliance has not been cured. The execution, delivery, performance and compliance by Shareholders or Ocumed with this Agreement will not result in any such violation or default or be in conflict with any such term or condition or result in the creation of any lien, encumbrance or charge upon any of the assets of such Shareholders or Ocumed, or violate any agreement by which Shareholders or Ocumed is bound.

     4.18 Environmental Matters. To the best knowledge of Ocumed and its Stockholders, Ocumed is in compliance in all material respects with all applicable federal, state and local laws and regulations relating to pollution control and environmental contamination, including, with Limitation, all discharge or disposal of Hazardous Materials (as defined below). Except as set forth in Schedule J annexed hereto, to the best knowledge of Ocumed, Ocumed has not been alleged to be in violation of, or been subject to any administrative or judicial proceeding pursuant to, such laws or regulations either now or at any time during the past. Except as set forth in Schedule J, there are no facts or circumstances that Ocumed reasonably expects could form the basis for the assertion of any Claim (as defined below) against Ocumed relating to environmental matters including, but not limited to, any Claim arising from past or present environmental practices asserted under CERCLA or RCRA (each as defined below), or any other federal, state or local environmental statute or regulation.

     4.19 Definitions of Environmental Terms. For purposes of this Agreement, the following terms shall have the following meanings: (i) "Hazardous Materials" shall mean materials defined as "hazardous substances," "hazardous wastes" or "solid wastes" in (A) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601-9657, and any amendment thereto ("CERCLA"), (B) the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901-6987, and any amendment thereto ("RCRA"), and (C) any similar state or local environmental statue or regulation; and (ii) "Claim" shall mean any and all claims, demands, causes of action, suits, proceedings, and decrees.

     4.20 Tax Returns and Payments. Except as set forth in Schedule "K" hereto, Ocumed has filed all federal, state, local or foreign tax returns or reports required to be filed under applicable law, and is not in default with respect to the payment of any taxes, assessments, fees or other governmental charges (U.S., foreign, state, local or other) upon it or upon any of its properties, assets, income or franchises which are due and payable. The reserves, on its books and financial statements in respect of taxes for which it is or may be liable for all fiscal periods to date are adequate. Ocumed's federal income tax returns for all taxable years including those ended December 31, 1999, and December 31, 2000, have not been audited by the Internal Revenue Service. No deficiency or other adjustment with regard to the aforementioned return is claimed by the IRS; nor is Ocumed in receipt from the IRS of a notice of intention to audit nor is there any ongoing audit by the IRS in progress relating to the same and no waiver of assessment is outstanding. Ocumed has withheld or collected from each payment made to each of its employees the amount of all taxes required to be withheld or collected therefrom and has paid the same to the proper tax receiving authority as required.

     4.21 Labor Disputes, Unfair Labor Practices. There is not pending or threatened any labor dispute, strike or work stoppage of employees of Ocumed.

     4.22 Employee Benefit Plans. Schedule "L". Hereto sets forth an accurate list of all employee benefit plans and trusts incident thereto ("Plans") which Ocumed has established and the documents relating thereto.

     4.23 Purchase for Investment. Shareholders are acquiring the Shares pursuant to this Agreement for investment and not with a view toward, or sale in connection with, any distribution thereof, nor with any present intention of selling or distributing the Shares; provided that the disposition of its property shall at all times be within Shareholders' control.

     4.24 Documents. All documents delivered by Ocumed to Archer with respect to this transaction are true, correct and complete.


Section 5.        Representations, Warranties and Covenants of Archer.

     Archer represents, warrants to and covenants with Ocumed as follows:

     5.1 Corporate Organization, Good Standing and Capitalization. Archer is a corporation duly organized, existing and in good standing under the laws of the State of Delaware, with the corporate power to own its properties and to carry on its business as now being conducted. Complete and correct copies of Archer's Certificate of Incorporation and Bylaws, as amended to the date hereof, have been delivered to Ocumed. Archer's authorized capital stock consists of 900,000,000 shares of common stock, with par value .0001, of which approximately 551,000,000 shares were issued and outstanding on July 23, 2001. All issued shares of Archer Common Stock have been duly and validly issued and are fully paid and non-assessable. There are no other securities of Archer authorized, issued or outstanding. There are no outstanding options, warrants, rights, puts, calls, commitments, conversion rights, plans or other agreements of any character to which Archer is a party or otherwise bound which provide for the acquisition, disposition or issuance of any capital stock of Archer.

     5.2 Corporate Authority. This Agreement has been approved by the Board of Directors of Archer. Neither the execution and delivery of this Agreement, nor performance hereunder will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, the Certificate of Incorporation or Bylaws of Archer or any agreement or instrument to which Archer is a party or by which it is bound.

     5.3 Shares To Be Issued. The shares of Archer Common Stock to be issued and delivered pursuant to this Agreement will be duly and validly issued, fully paid and non-assessable, no liability of any kind, whether absolute or contingent, shall attach to Shareholders solely by virtue of Shareholder's Ownership of the Shares.

     5.4 Financial Statements of Archer. Archer has furnished Ocumed with copies its Form 10KSB for year ended April 30, 2000, and its Form 10QSB for the quarter ended January 31, 2001, all of which have been filed with the Securities and Exchange Commission. The financial statements incorporated in the filings present fairly the financial position of Archer and its consolidated subsidiaries on the dates indicated, and the results of their operations for the periods then ended, in conformity with generally accepted accounting principles applied on a consistent basis, except as noted therein.

     5.5 Absence of Undisclosed Liabilities. Except to the extent reflected or reserved against in Archer's balance sheet as of January 30, 2001, which are not greater than $242,460 Archer did not have any liabilities or obligations (secured, unsecured, contingent or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles.

     5.6 No Material Adverse Change. Except as set forth on Schedule "M", since January 30, 2001, there has not been any change in the business, assets, operations or financial condition of Archer or its consolidated subsidiaries that materially adversely affects the business of Archer and its consolidated subsidiaries as a whole.

     5.7 Litigation. Except as set forth in Schedule N, Archer is not involved in any pending litigation or governmental investigation or proceeding and, to the best of its knowledge, no material litigation, claim, assessment or governmental investigation or proceeding is threatened which might reasonably be expected to result in any material change in the business or condition, financial or otherwise, of Archer or in any of its properties or assess or which might reasonably be expected to result in any material liability on the part of Archer or which questions the validity of this Agreement or which would, in the case of officers, directors or employees of Archer, impair their ability to carry out their duties as such officers, directors, or employees now or in the future, or which might reasonably be expected to otherwise adversely effect the Company or Archer, or of any action taken or to be taken pursuant to or in connect on with the provisions of this Agreement. Stockholders represent that they are not involved in any pending material litigation or governmental investigation or proceeding which would to the best of their knowledge and information, affect their ownership of the Archer Shares or their ability to enter into this Agreement or to carry out its terms and conditions. Stockholders further covenant that to the best of their knowledge and information, no such material litigation, claim, assessment or governmental investigation or proceeding of any kind exists or is threatened.

     5.8 Contracts. Except as heretofore disclosed on Schedule "O" attached hereto Archer, is not a party to any material contract more than $3,000 in amount which is to be performed in whole or in part at or after the date of this Agreement as first set forth above.

     5.9 Title. Archer has good and marketable title to all the real property and good and valid title to all other property included in the balance sheet of Archer as of January 30, 2001, other than property disposed of in the ordinary course of business after said date. Except as heretofore disclosed on Schedule "P" attached hereto, the properties of Archer are not subject to any mortgage, encumbrance or lien of any kind except minor encumbrances which do not materially interfere with the use of the property in the conduct of the business of Archer.

     5.10 Compliance with Laws, Etc. Archer has complied with all laws and regulations of any applicable jurisdiction with which it is or was required to comply in connection with its Ownership of its properties and operation of its business. Archer has all governmental permits and permissions material to the Ownership of its properties or the conduct of its Business as now conducted. Except as set forth on Schedule "Q" attached hereto, it has not received any notice or communication from any authority with respect to non-compliance with any of the foregoing, which non-compliance has not been cured. The execution, delivery, performance and compliance by Archer with this Agreement will not result in any such violation or default or be in conflict with any such term or condition or result in the creation of any lien, encumbrance or charge upon any of the assets of such Archer, or violate any agreement by which Archer is bound.

     5.11 Tax Returns and Payments. Archer has not filed any federal, state, local or foreign tax returns or reports required to be filed under applicable law and may be in default with respect to the payment of taxes, assessments, fees or other governmental charges (U.S., foreign, state, local or other). The reserves, on its books and financial statements in respect of taxes for which it is or may be liable for all fiscal periods to date are adequate. Archer did not have any operations prior to fiscal year ending April 30, 1999. An extension has been filed extending the filing date for the fiscal year ending April 30, 2001. Archer has not paid salary to any employees but has compensated certain officers as consultants with distributions of restricted common shares. No monies have been withheld or collected from such distributions.

     5.12 Compliance with Securities Act; Restriction on Transfer. Neither Archer or any agent acting on their behalf, has taken, or will take, any action which would require the Ocumed Stock to be subject to the registration provisions of Section 5 of the Securities Act of 1933, as amended, or any applicable state securities laws.

     5.13 Labor Disputes, Unfair Labor Practices. There is not pending or threatened any labor dispute, strike or work stoppage of employees of Archer.

     5.14 Employee Benefit Plans. Schedule "S". Hereto sets forth an accurate list of all employee benefit plans and trusts incident thereto ("Plans") which Archer has established and the documents relating thereto.

     5.15 Purchase for Investment. Archer is acquiring the Shares pursuant to this Agreement for investment and not with a view toward, or sale in connection with, any distribution thereof, nor with any present intention of selling or distributing the Shares, provided that the disposition of its property shall at all times be within Archer's control.

     5.16 Environmental Matters. To the best of its knowledge Archer is in compliance in all material respects with all applicable federal, state and local laws and regulations relating to pollution control and environmental contamination, including, with limitation, all discharge or disposal of Hazardous Materials (as defined below). Except as set forth in Schedule S annexed hereto, to the best its knowledge, Archer has not been alleged to be in violation of, or been subject to any administrative or judicial proceeding pursuant to, such laws or regulations either now or at any time during the past. Except as set forth in Schedule S, there are no facts or circumstances that Archer reasonably expects could form the basis for the assertion of any Claim (as defined below) against Archer relating to environmental matters including, but not limited to, any Claim arising from past or present environmental practices asserted under the laws of CERCLA or RCRA (each as defined below), or any other federal, state or local environmental statute or regulation.

     5.17 Definitions of Environmental Terms. For purposes of this Agreement, the following terms shall have the following meanings: (i) "Hazardous Materials" shall mean materials defined as "hazardous substances," "hazardous wastes" or "solid wastes" in (A) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601-9657, and any amendment thereto ("CERCLA"), (B) the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901-6987, and any amendment thereto ("RCRA"), and (C) any similar state or local environmental statue or regulation; and (ii) "Claim" shall mean any and all claims, demands, causes of action, suits, proceedings, and decrees.

     5.18 Subsidiaries. Archer has two subsidiaries; ArcusNet Corporation and General Acquisitions, Inc.

     5.19 Documents. All documents delivered by Archer to Ocumed with respect to this transaction are true, correct and complete.


Section 6.        Conduct of Ocumed Pending the Closing Date

     Ocumed and Shareholders covenant and agree that between the date of this Agreement as first set forth above and the Closing Date:

     6.1 Certificate of Incorporation and Bylaws. No change will be made in Ocumed's certificate of incorporation or bylaws.

     6.2 Capitalization, etc. Ocumed will not make any change in its authorized or issued capital stock, declare or pay any dividend or other distribution, or issue, encumber, purchase or otherwise acquire any of its capital stock.

     6.3 Conduct of Business. Ocumed will use its best efforts to maintain and preserve its business organization, employee relationships and goodwill intact, and will not, without the written consent of Archer, enter into any material commitment except in the ordinary course of business or increase, directly or indirectly, the compensation of any officer or employee.


Section 7.        Conduct of Archer Pending the Closing Date.

     Archer covenants that between the date of this Agreement as first set forth above and the Closing Date.

     7.1 Certificate of Incorporation and Bylaws. No change will be made in Archer's certificate of incorporation or bylaws.

     7.2 Capitalization, etc. Archer will not make any change in its authorized or issued capital stock, declare or pay any dividend or other distribution or issue, encumber, purchase or otherwise acquire any of its capital stock.

     7.3 Recapitalization and Dividends. With respect to the shares of Archer Common Stock outstanding on the date hereof, Archer will not combine such shares into a smaller number of shares, divide such shares into a larger number of shares, otherwise reclassify such shares or effect any other recapitalization with respect thereto or declare any stock or other dividend.

     7.4 Issue of Archer Common Stock. On the Closing Date Archer will provide all the documents and instruments necessary for the issuance or transfer of all of the shares of Archer Common Stock into which the shares of Ocumed Common Stock are to be exchanged and converted upon the Closing Date.


Section 8.        Access

     From the date hereof to the Closing Date, Ocumed and Archer shall provide, or arrange to provide, each other with such information and permit each other's officers and representatives such access to its properties and books and records as the other may from time to time reasonably request. If the agreement is not consummated, all documents received in connection with this Agreement shall be returned to the party furnishing the same, and all information so received shall be treated as confidential.


 Section 9.       Conditions Precedent to Obligations of Archer.

     All obligations of Archer under this Agreement to be performed on or after the Closing Date are, at the option of Archer, subject to the satisfaction of the following conditions precedent on or before the Closing Date, as indicated below.

     9.1 Proceedings Satisfactory. All actions, proceedings, instruments, opinions and documents required to carry out this Agreement or incidental hereto, and all other related legal matters, shall be satisfactory to Archer in its sole discretion. Shareholders shall have delivered to Archer on the Closing Date such documents and other evidence as Archer may reasonably request in order to establish the consummation of transactions relating to the execution, delivery and performance by Shareholders of this Agreement, the purchase, transfer and delivery of the Shares to be purchased hereunder, the taking of all corporate actions and other proceedings in connection therewith and the compliance with the conditions set forth in this Section 9, in form and substance satisfactory to Archer in its sole discretion.

     9.2 Representations, Warranties and Covenants of Shareholders. The representations, warranties and covenants made by Shareholders' in Section 4 hereof shall be true and correct on and as of the Closing Date with the same force and effect as though all such representations, warranties and covenants had been made on and as of the Closing Date after giving effect to any transactions or other actions contemplated hereby.

     9.3 Compliance with Terms and Conditions. All the terms, covenants, agreements and conditions of this Agreement to be complied with and performed by Shareholders on or before the Closing Date shall have been complied with and performed in all material respects.

     9.4 No Proceedings Pending. No action, suit, proceeding or investigation by or before any court, administrative agency or other governmental authority shall have been instituted or threatened which may restrain, prohibit or invalidate any of the transactions contemplated by this Agreement or which may affect the right of Archer to operate or control after the Closing Date the properties of Ocumed or the Business, or any part thereof.

     9.5 No Material Change. There shall have been no material adverse change in the business, prospects or properties of Ocumed and none of the properties of Ocumed shall have been, in the absolute judgment of Archer, adversely affected in any material way.

     9.6 Review of Business and Legal Matters. Archer and its counsel shall have completed a review in form and scope satisfactory to Archer of business and legal matters with respect to Ocumed and the Ocumed Business, and on the basis of such review, nothing shall have come to the attention of Archer or its counsel that causes Archer to conclude that it is inadvisable to proceed with the transaction.

     9.7 Legal Opinion of Counsel for Sellers. Archer shall have received the favorable opinion of addressed to Archer and dated the Closing Date, in form and substance reasonably satisfactory to Archer with respect to the following matters:

     (a) Organization. Ocumed is a corporation duly organized, validly existing and in good standing under the laws of New Jersey and have all the requisite power and authority to own and operate their respective assets and business (if any)

     (b) Capacity of and Execution by Shareholder. Shareholders, including but not limited to the representatives, trustees, partners and officers of all of the entities reflected on Schedule "B" have full legal power and capacity to execute and deliver certificates representing the Shares owned by Shareholders as indicated on Schedule "B" hereto, and full legal power to sell the Shares to Archer in accordance with this Agreement. Without limiting the generality of the foregoing, no authorization, consent or approval or other order or action of or filing with any court, administrative agency, or other governmental or regulatory body or authority is required for the execution and delivery by the Shareholders of this Agreement or Shareholders consummation of the transactions contemplated hereby, and transfer and delivery of the Shares to be transferred by Shareholders to Archer hereunder, in accordance with this Agreement, will vest good title to the Shares to Archer free and clear of all security interests, liens, encumbrances, claims and equities of every kind other than restrictions on disposition contained in applicable federal and state securities laws.

     (c) Common Stock. The capital stock of Ocumed and the number of shares issued and outstanding immediately prior to the effective date, all of which were duly authorized, issued and outstanding, are issued and non-assessable of common stock of such corporation.

     (d) Corporate Action. All necessary corporate proceedings, including appropriate action by the officers and directors of Ocumed, to approve this Agreement and the execution, delivery and performance thereof and all other proceedings required by law or by the provisions of this Agreement have been taken, and Shareholders have full power, right and authority to enter into this Agreement and to carry out the terms thereof without further action.

     (e) Suits, Actions or Proceedings. To the best knowledge of such counsel, except as herein indicated, there are no suits, actions, claims or proceedings pending or threatened against Ocumed and /or its officers and directors that would subject Archer to any claim, order, judgment, decree, agreement, stipulation or consent of or with any court or administrative agency, nor, to the best knowledge of such counsel, is any investigation pending or threatened against Ocumed.

     9.8 Delivery of Ocumed Shares. Shareholders shall have delivered to Archer on the closing date certificates evidencing the Common Stock of Ocumed to be acquired by Archer hereunder with the appropriate executed stock powers.

Section 10        Conditions Precedent to Obligation of Shareholders.

     All obligations of Shareholders hereunder to be performed on or after the Closing Date are, at the option of Shareholders, subject to the satisfaction of the following conditions precedent on or before the Closing Date, as indicated below:

     10.1 Proceedings Satisfactory. All actions, proceedings, instruments, opinions and documents required to carry out this Agreement or incidental hereto, and all other related legal matters, shall be satisfactory to
Shareholders  in  their  sole   discretion.   Archer  shall  have  delivered  to
Shareholders on the Closing Date such documents and other evidence as Shareholders may reasonably request in order to establish the consummation of transactions relating to the execution, delivery and performance by Archer of this Agreement, the purchase, transfer and delivery of the Shares to be purchased hereunder, the taking of all corporate actions and other proceedings in connection therewith and the compliance with the conditions set forth in this
Section 10, in form and substance satisfactory to Shareholders in its sole discretion.

     10.2 Representations, Warranties and Covenants of Shareholders. The representations, warranties and covenants made by Archer in Section 5 hereof shall be true and correct on and as of the Closing Date with the same force and effect as though all such representations, warranties and covenants had been made on and as of the Closing Date after giving effect to any transactions or other actions contemplated hereby.

     10.3 Compliance with Terms and Conditions. All the terms, covenants, agreements and conditions of this Agreement to be complied with and performed by Archer on or before the Closing Date shall have been complied with and performed in all material respects.

     10.4 No Proceedings Pending. No action, suit, proceeding or investigation by or before any court, administrative agency or other governmental authority shall have been instituted or threatened which may restrain, prohibit or invalidate any of the transactions contemplated by this Agreement or which may affect the right of Shareholders to own the Archer shares and Income Debentures acquired by them hereunder.

     10.5 No Material Change. There shall have been no material adverse change in the business, prospects or properties of Archer and none of the properties of Archer shall have been, in the absolute judgment of Archer, adversely affected in any material way.

     10.6 Review of Business and Legal Matters. Shareholders and their counsel shall have completed a review in form and scope satisfactory to Shareholders of business and legal matters with respect to Archer and the Archer Business, and on the basis of such review, nothing shall have come to the attention of Shareholders or its counsel that causes Shareholders to conclude that it is inadvisable to proceed with the transaction.

     10.7 Delivery of certificates for the Common Stock and Income Debentures. Archer shall have delivered to Shareholders on the closing date executed resolutions authorizing the issuance of the Archer Shares pursuant to this Agreement, a letter of direction to the transfer agent instructing it to issue the Archer Shares to the Shareholders and a favorable opinion from Archer's counsel addressed to the transfer agent pertaining to such issuance and Income Debentures to be acquired by Shareholders hereunder.

     10.8 Legal Opinion of Purchaser's Counsel. Shareholders shall have received the favorable opinion of addressed to Shareholders and dated the Closing Date with respect to the following matters:

     (a) Organization. Archer is a corporations duly organized, validly existing and in good standing under the laws of Delaware and has all the requisite power and authority to own and operate their respective assets and business (if any).

     (b) Common Stock. The capital stock of Archer and the number of shares issued and outstanding immediately prior to the effective date, all of which were duly authorized, issued and outstanding, are issued and non-assessable of common stock of such corporation.

     (c) Corporate Action. All necessary corporate proceedings, including appropriate action by the officers and directors of Archer, to approve this Agreement and the execution, delivery and performance thereof and all other proceedings required by law or by the provisions of this Agreement have been taken, and Archer have full power, right and authority to enter into this Agreement and to carry out the terms thereof without further action.

     (d) Suits, Actions or Proceedings. To the best knowledge of such counsel, except as herein indicated, there are no suits, actions, claims or proceedings pending or threatened against Archer and / or its officers and directors that would subject Archer to any claim, order, judgment, decree, agreement, stipulation or consent of or with any court or administrative agency, nor, to the best knowledge of such counsel, is any investigation pending or threatened against Archer.

     10.9 Appointments to the Board of Directors of Archer and Appointment as Officers and resignation of certain Directors and Officers. Delivery to Shareholders on the Closing Date of an Archer Board of Directors Unanimous Consent appointing Alfred Caggia and Paul Filipek as President and Secretary/Treasurer of Archer respectively concurrent with delivery of resignations of the current officers of Archer and resignation of Richard Margulies as a director of Archer. The Archer board of directors will then consist of Alfred Caggia, Paul Filipek and Walter Krzanowski.


Section 11.       Indemnification

     11.1 Indemnification by Ocumed and the Ocumed Stockholders. In order to induce Archer to enter into this agreement and for other good and valuable consideration, receipt whereof is acknowledged, Ocumed and the Ocumed Stockholders agree to indemnify Archer and its successors and assigns, and to hold them harmless in respect of (i) all liabilities of Ocumed of any nature, whether accrued, contingent, absolute or otherwise, as of the Closing Date, which are not disclosed or provided for in the financial statements delivered to the company as herein provided or any Schedule in this Agreement; (ii) any damage or deficiency arising from any misrepresentation or breech of warranty made by Ocumed herein; (iii) all actions, suits, proceedings, demands, assessments, fines, judgments, costs, expenses, or reasonable attorney's fees incident to the forgoing.

     11.2 Indemnification by Archer. In order to induce Ocumed and the Ocumed Stockholders to enter into this agreement and for other good and valuable consideration, receipt whereof is acknowledged, Archer agrees to indemnify Ocumed and the Ocumed Stockholders and their successors and assigns, and their respective officers, directors, employees, controlling persons and agents, and to hold each of them harmless in respect of (i) all liabilities of Archer of any nature, whether accrued, contingent, absolute or otherwise as of the Closing Date, which are not disclosed or provided or in any schedule to this agreement;
(ii) any damage or deficiency arising from any misrepresentation or breach of warranty or agreement made by Archer herein; and (iii) all actions, suits, proceedings, demands, assessments, fines, judgments, costs, expenses, or reasonable attorney's fees ( whether related to claims between the parties, involving third parties or otherwise) as they are incurred incident to the foregoing.

Section 12.       Miscellaneous Provisions.

     12.1 Expenses. Except as otherwise provided in this Agreement, each party hereto shall pay its own expenses incident to the origin, negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby, including without limitation all legal and accounting fees and disbursements.

     12.2 Exhibits and Schedules. The Exhibits and Schedules attached hereto are incorporated herein and made a part hereof for all purposes. As used herein, the expression "this Agreement" means the body of this Agreement and such Schedules and Exhibits; and the expressions "herein", "hereof", and "hereunder" and other words of similar import refer to this Agreement and such Schedules and Exhibits as a whole and not to any particular part of subdivision thereof.

     12.3 Survival of Obligations. The respective representations, warranties, covenants and agreements of the parties to this Agreement shall survive any investigation by the parties hereto, and consummation of the transactions contemplated by this Agreement and shall continue in full force and effect for a period of eighteen (18) months after the Closing Date.

     12.4 Amendments and Waivers. Except as otherwise specifically stated herein, any provision of this Agreement may be amended by, and only by, a written instrument executed by Archer unless the rights of Shareholders are adversely affected in which event the amendment must be executed by the Shareholders. Any party may extend the time for or waive the performance of any obligation of the other parties, waive any inaccuracies in the representations or warranties by the other parties, or waive compliance by the other parties with any of the terms and conditions contained in this Agreement. Any such extension or waiver shall be in writing and executed by the extending or waiving party.

     12.5 Other Instruments to be Executed, Etc. From and after the date hereof, Ocumed as to all matters other than title to the Ocumed Shares and Shareholders, as to matters of title to the Ocumed Shares, shall, from time to time, at the request of Archer and without further consideration due, execute, acknowledge and deliver, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably required to more effectively to convey, assign, transfer or confirm the sale of the Shares.

     12.6 Public Statements. Archer, a reporting public company shall, as it is required, issue a press release or other public statement concerning the transactions contemplated by this Agreement. Prior to its release, Archer will provide Ocumed with a written copy of the text of such release or statement for its written approval.

     12.7 Materiality. For purposes of determining whether a breach of a representation of warranty contained herein has occurred, an event or events or condition or conditions having a cost greater than fifteen (15%) percent of the net worth of Ocumed or Archer pursuant to the Financial Statements submitted pursuant to this agreement in the aggregate for all such events and conditions shall be deemed to be "material".

     12.8. Parties Bound. This Agreement shall apply to, inure to the benefit of and be binding upon and enforceable against the parties hereto and their respective successors and permitted assigns. The respective rights and obligations of any party hereto shall not be assignable without the consent of the other parties.

     12.9 Governing Law. This Agreement, and the rights and obligations of the parties hereto, shall be governed by and construed in accordance with the laws of the State of New Jersey.

     12.10 Notices. Any notice, demand, approval, consent, request, waiver or other communication which may or is required to be given pursuant to this Agreement shall be in writing and shall be deemed given on the earlier of the day actually received or on the close of business on the business day next following the day when telexed, telecopied or otherwise sent by telecommunications means, receipt confirmed, or on the close of business on the business day next following the day when deposited with an overnight courier service, addressed to the party at the address set forth after its respective name below, or at such different address as such party shall have theretofore advised the other party in writing, with copies sent to the persons indicated:

If to Ocumed  or Shareholders:             Mr. Alfred R. Caggia
                                           Ocumed Group, Inc.
                                           119 Harrison Avenue
                                           Roseland, NJ  07068

         With a copy to:                   Mr. B. Bruce Freitag, Esq.
                                           39 Sackerman Ave.
                                           North Haledon, NJ 07508

          If to Archer :                   Richard Margulies
                                           Archer Systems Limited, Inc.
                                           75 Lincoln Highway, Route 27
                                           Iselin, New Jersey 08830

          With a copy to:                  Sol Freedman, Esquire
                                           100 Merrick Road
                                           East Rockville Centre, New York 11570

     12.11 Number and Gender of Words. Whenever herein the singular number is used, the same shall include the plural where appropriate, and the words of any gender shall include each other gender where appropriate.

     12.12 Captions. The captions, headings and arrangements used in this Agreement are for convenience only and do not affect, limit or amplify the terms and provisions hereof.

     12.13 Invalid Provisions. If any provision hereof is held to be illegal, invalid or unenforceable under present or future laws effective during the terms hereof, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall no be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. In lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part hereof a provision as similar in terms of such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

     12.14 Entirety of Agreement. This Agreement contains the entire agreement among the parties. No representation, inducements, promises or agreements, oral or otherwise, which are not embodied herein, shall be of any force or effect.

     12.15 Counterparts; Effectiveness. This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes and each of which shall be deemed, collectively, one agreement. This Agreement shall become effective when executed and delivered by the parties hereto.

     12.16 Facsimile Signatures. All signatures transmitting by facsimile machines are hereby deemed legal and binding.

     12.17 Termination. This agreement shall terminate if a successful closing of the transaction contemplated by this agreement is not completed within 90 days after the date first set forth above.



     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                Archer Systems Limited, Inc.

                By: /s/Richard Margulies
                --------------------------
                    Name:Richard Margulies
                    Title: President

                Ocumed Group, Inc

                By: /s/Alfred R. Caggia
                -------------------------
                    Name:Alfred R. Caggia
                    Title: President


                Shareholders of Ocumed Group Inc.

                Ocumed, Inc.                        STMI Investments, Inc.

                By:/s/Alfred R. Caggia              By:/s/Paul Filipek
                -------------------------           --------------------
                    Name:Alfred R. Caggia              Name:Paul Filipek
                    Title: President                   Title: President


                Crossgates Limited Partners


                By:/s/Paul Filipek
                --------------------------
                    Name:Paul Filipek
                    Title: General Partner

                                  Schedule "A"


                          ARCHER SYSTEMS LIMITED, INC.
                           INCOME DEBENTURE DUE 2017


$                                                          August 6, 2001


     For value received, Archer Systems Limited, Inc. a Delaware corporation (the "Payor"), hereby promises to pay to the order of __________________,("Holder") the principal sum of _________________________ ($
) on May 1, 2017, plus interest as hereinafter provided.

     Interest shall be payable as follows: For each fiscal year of the Payor in which its "Cash Flow" (as hereinafter defined) is in excess of $3,000,000, the Payor shall pay to the holder of this Debenture non-cumulative interest in an amount equal to the lesser of ( i ) 6% per annum on the principal sum hereof outstanding from time to time during such fiscal year or ( ii ) the amount by which Cash Flow for such fiscal year exceeds $3,000,000; any such interest which may become payable in respect of any fiscal year shall be paid within 120 days after the end of such fiscal year.

     For each fiscal year of the Payor in which its Cash Flow is in excess of $4,000,000, the Payor shall make a payment on account of principal on this Debenture in an amount equal to 15% of the amount by which Cash Flow for such fiscal year exceeds $4,000,000; any such principal which may become payable in respect of any fiscal year shall be paid within 120 days after the end of such fiscal year.

     This Debenture shall be subject to the following additional terms and conditions:

     1. Interest shall be calculated on the basis of a year consisting of 365 or 366 days, as the case may be.

     2. Payments of both principal and interest shall be made in lawful money of the United State of America at ______________________or at such other place as the holder hereof shall designate in writing to the Payor. If any payment of principal and/or interest becomes due and payable on a Saturday, Sunday or public holiday under the laws of the State of New Jersey, such payment shall be made on the next succeeding business day and such extension of time shall in such case be included in computing interest in connection with such payment.

     3. The Payor may prepay this Debenture in whole or in part at any time and from time to time without premium or penalty, provided that any such prepayment shall be in at least the minimum amount of the lesser of $250,000 or the unpaid principal amount of this Debenture.

     4. This Debenture is issued as part of the consideration for the of 2,500 common shares of Ocumed, Inc., pursuant to the agreement and Plan of Merger dated August 6, 2001, by to which Agreement reference is hereby made and the terms and provisions of which are hereby incorporated herein and made a part hereof.

     5. As used herein, the term "Cash Flow" means the result, with respect to each fiscal year of the Payor, of the following calculations with respect to the Payor's financial results during such fiscal year:

         (a) net earnings, or loss, before all federal, state and local taxes computed on a consolidated return basis, determined in accordance with generally accepted accounting principles which have been consistently applied.

         (b) plus, to the extent included in the determination of net earnings or loss pursuant to Paragraph 5 (a) above;


     (A) depreciation and amortization of capital assets;

     (B) deferred tax charges and provisions for losses which do not currently require an outlay of cash; and

     (C) any interest on this Debenture, except that this item shall be applicable solely for the purpose of determining whether interest shall be payable for such year on this Debenture;


         (c  ) minus, credits for deferred taxes;

         (d) minus, mandatory payments of principal upon its debt (except for payments on this debt).

         (e) minus (or plus) 15% of the increase (or decrease if any), from the first day of the particular fiscal year (or May 1, 2001 with respect to the first fiscal year), to the last day of such fiscal year, of accounts receivable; and

         (f) minus (or plus) 50% of the increase (or decrease, if any), from the first day of the particular fiscal year (or from May 1, 2001, with respect to the first fiscal year), to the last day of such fiscal year, of inventory (at FIFO cost);

     7. If default shall be made in the payment of interest or principal hereunder, and shall be continuing, then the entire unpaid balance hereof may, at the option of the holder, by written notice to the Payor and to First Interstate Bank ("Bank"), (or to a successor holder hereof, at the address or addresses furnished the Payor in writing) or any financial institution then providing funds to the Payor under a loan agreement, be declared due and payable, unless within ten business days after such notice the default be cured by Payor and/or Bank . Such notice shall be deemed given three (3) days after having been deposited in the United States Mail properly addressed and sent by registered mail to the particular addressee, return receipt requested.

         Anything contained herein to the contrary notwithstanding, the indebtedness evidenced by this Note and all interest thereon shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all indebtedness of the Payor to Bank up to $5,000,000, whenever arising, due or to become due, and any and all renewals thereof, whether arising under or in connection with a certain Loan and Security Agreement of even date herewith between Payor and Bank (the "Bank Agreement"), by operation of law, or otherwise, or to any financial institution then providing funds to the Payor under a loan agreement and all indebtedness of the Payor, whenever arising, for trade accounts of the Payor (such indebtedness being sometimes hereinafter referred to as "senior debt"):


         (i) In the event of-any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to Payor, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of Payor, whether or not involving insolvency or, and in the event of any execution sale, then the holders of senior debt shall be entitled to receive payment in full of all principal of and interest on all senior debt (including any such interest which may accrue after the commencement of any such proceedings), before the holders of this Note are entitled to receive any payment on account of principal of or interest on, this Note.

             In the event that this Note is declared due and payable before its expressed maturity because of the occurrence of a default hereunder (under circumstances when the provisions of clause (i) shall not be applicable), the holders shall be entitled to receive payment in full of all principal and interest on all senior debt (including any such interest which may accrue after the commencement of any such proceedings referred to in clause (i) above) before the holder or holders of this Note are entitled to receive any payment on account of the principal of or premium, if any, or interest on this Note.

         (iii) In the event that any default shall occur and be continuing in the payment of the principal of, or premium, if any, or interest on, any senior debt, under the Bank Agreement or otherwise, the holders of senior debt shall be entitled to receive payment in full of all principal of and interest on senior debt (including any such interest which may accrue after the commencement of any proceedings referred to in clause (i) above) before the holders of this Note are entitled to receive any payment on account of the principal of, or premium, if any, or interest on this Note.

             Should any payment or distribution be made to the holders of this Note which the holders of the senior debt shall be entitled to receive prior payment thereof under the foregoing provisions, the same shall be forthwith delivered to the holders of the senior debt and, until so delivered, shall be held by the holders of this Note as property of the holders of the senior debt. No present or future holder of senior debt shall be prejudiced in his right to enforce subordination of this Note by any act or failure to act on the part of Payor.

             In furtherance of the subordination provided for herein, the holder of this Note hereby grants to the holders of the senior debt irrevocable authority, after any default in the payment of any amounts due on the senior debt or in any event specified in clauses
             (i) or (ii) above, to demand, collect, or file proofs of claim in any proceeding described in clause (i) above with respect to, any and all moneys due or to become due on account of this Note.

             The subordination provisions of this Note are solely for the purpose of defining the relative rights of the holders of senior debt on the one hand and the holder of this Note on the other hand, and nothing herein shall impair as between Payor and the holder of this Note of the obligation of Payor, which is unconditional and absolute, to pay to the holder thereof the principal thereof and interest thereon in accordance with its terms, nor, except as provided herein, shall anything herein prevent the holder or holders of this Note from declaring the Note to be due and payable before its expressed maturity because of the occurrence of a default hereunder or, in connection therewith, from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder, all subject to the rights of holders of senior debt to cash, securities or other property otherwise payable or deliverable to holders of this Note.

             Payor agrees, for the benefit of the holders of senior debt, that in the event that this Note is declared due and payable before its expressed maturity because of the occurrence of a default hereunder
             (a) all senior debt shall forthwith become immediately due and payable upon demand regardless of the expressed maturity thereof, and (b) Payor will give prompt notice in writing of such events to the holders of senior debt.


     8. As soon as they have been prepared, but in no event later than 110 days after the end of each fiscal year of the Payor, the Payor shall deliver to the holder of this Debenture its balance sheet as of the end of such fiscal year, and its statement of earnings or loss and statement of changes in financial position for such fiscal year, as audited and reported upon by independent certified public accountants of recognized standing. Concurrently with each delivery of the above-described financial statements the Payor shall deliver to the holder of this
         Debenture: (A) A certificate, signed by the chief financial officer of the Payor stating that to the best of such officer's' knowledge and belief at the date of such financial statements no Event of Default and no condition or event which, with the giving of notice or lapse of time or both, would become such an event of Default had occurred and was continuing, or, if such Event of Default, condition or event had occurred and was continuing, specifying the nature and period of existence thereof and what action the Payor proposes to take with respect thereto; and (B) a certificate of the Payor's chief financial officer certifying as to the computation of the Cash Flow of the Payor for such fiscal year of the Payor, accompanied by a report thereon by the accountants reporting upon its financial statements.

     9. The holder of this Debenture and any independent accountants selected by such holder shall be given access at reasonable times to all books, records, and work papers which are relevant to determine Cash Flow in order to verify any such certificate. In the event of a dispute between the Payor and the holder of this Debenture with respect to Cash Flow, such dispute shall be resolved by any one of the eight largest domestic accounting firms with no conflict of interest, selected randomly.

     10. This Debenture shall be governed as to validity, interpretation, construction, effect, and in all other respects, by the laws and judicial decisions of the State of New Jersey, where it is initially payable.

     11. This Debenture has not been registered under the Securities Act of 1933 and may not be offered or sold unless registered under that Act or, in the opinion of counsel satisfactory to the Payor, such registration is not required. In the event that the holder of this Debenture determines to make an offer or sale of this Debenture and registration of this Debenture is required, the holder of this Debenture shall pay all costs, expenses and fees of registration (including attorney's and accountant's fees) and the Payor shall cooperate in all respects to cause such registration to become effective.


                                               Archer Systems Limited, Inc.

                                               By:_____________________________
                                               Title:__________________________

                                   Schedule B
                             Ocumed Shareholder List




Registered Name & Address                                    Shares

Ocumed, Inc.                                                  1,250

Crossgates Limited Partners                                     694

STMI Investments, Inc.                                          556

                                   Schedule C


2,500 Ocumed Group Inc. Shares to be transferred to Archer Systems Limited, Inc.


344,000,000 Archer Systems Limited, Inc. Shares and principal amount of Income Debentures to be transferred to Shareholders.





                      Income Debentures    Ocumed Shares to    Archer  Shares to


Registered Name           Principal         be Transferred      be Transferred
---------------       -----------------    ----------------    -----------------


Ocumed, Inc.            $ 2,800,000              1,250            172,000,000

Crossgates Limited
 Partners                 1,554,560                694             95,494,400


SIMI Investments, Inc.    1,245,440                556             76,505,600

                                   Schedule D


                        Material Adverse Change (Ocumed)


                                      None

                                   Schedule E


                               Litigation (Ocumed)


                                      None

                                   Schedule F


                               Contracts (Ocumed)


                                      None

                                   Schedule G


                                 Title (Ocumed)


                                      None

                                   Schedule H

                              Intellectual Property



1.       Patents:

         #4,372,098 - Applicator Package.

         #263,074 - Culture Swab Transport Package.

         #3,917,116 - Controlled Flow Liquid Disposable Unit Package
                             for Eye Drops

         #282,243 -  Gas Producing and Indicating Package


2.       Trademarks:

         #751,166 - Alcopad.

         #969,885 - A-Septic Peel.

         #D320,083 - Ocurest Dispenser.


3.       Trade Secret Technology.

         This methodology includes several basic unit of use (unit dose) packaging design and engineering systems which Ocumed possesses as follows:

         3.1 Capability to cause flexible materials to be formed into three dimensions without the use of heat. This is a major advantage in the production and packaging of pharmaceuticals with no adverse effect on product quality due to heat.

         3.2 Proprietary methodology to create a product use whereby the drug can be administered to the body through the dermal area in specific metered dosage over periods of time.

         3.3  Unique   methodology  of  producing  drug  products  that  require
              separation until ready for use. Then, with the use of Ocumed's system, activates the drug with the proper potency, and directs its to the best point of use in the body.

                                   Schedule I


                       Compliance with Laws, Etc. (Ocumed)


                                      None

                                   Schedule J


                         Environmental Matters (Ocumed)


                                      None

                                   Schedule K


                        Tax Returns and Payments (Ocumed)


                                      None

                                   Schedule L


                         Employee Benefit Plans (Ocumed)


                                      None

                                   Schedule M


                        Material Adverse Change (Archer)


                                      None

                                   Schedule N


                               Litigation (Archer)


                                      None

                                   Schedule O


                               Contracts (Archer)


                                      None

                                   Schedule P


                                 Title (Archer)


                                      None

                                   Schedule Q


                       Compliance with Laws, Etc. (Archer)


                                      None

                                   Schedule R


                        Tax Returns and Payments (Archer)


                                      None

                                   Schedule S


                        Employee Benefits Plans (Archer)


                                      None

                                   Schedule T


                         Environmental Matters (Archer)


                                      None

Exhibit 2.2

                          ARCHER SYSTEMS LIMITED, INC.
                           INCOME DEBENTURE DUE 2017


$1,554,560                                                 August 6, 2001


     For value received, Archer Systems Limited, Inc. a Delaware corporation (the "Payor"), hereby promises to pay to the order of Crossgates Limited Partners ("Holder") the principal sum of One Million Five Hundred Fifty Four Thousand Five Hundred Sixty ($1,554,560) on May 1, 2017, plus interest as hereinafter provided.

     Interest shall be payable as follows: For each fiscal year of the Payor in which its "Cash Flow" (as hereinafter defined) is in excess of $3,000,000, the Payor shall pay to the holder of this Debenture non-cumulative interest in an amount equal to the lesser of ( i ) 6% per annum on the principal sum hereof outstanding from time to time during such fiscal year or ( ii ) the amount by which Cash Flow for such fiscal year exceeds $3,000,000; any such interest which may become payable in respect of any fiscal year shall be paid within 120 days after the end of such fiscal year.

     For each fiscal year of the Payor in which its Cash Flow is in excess of $4,000,000, the Payor shall make a payment on account of principal on this Debenture in an amount equal to 15% of the amount by which Cash Flow for such fiscal year exceeds $4,000,000; any such principal which may become payable in respect of any fiscal year shall be paid within 120 days after the end of such fiscal year.

     This Debenture shall be subject to the following additional terms and conditions:

     1. Interest shall be calculated on the basis of a year consisting of 365 or 366 days, as the case may be.

     2. Payments of both principal and interest shall be made in lawful money of the United State of America at __________________or at such other place as the holder hereof shall designate in writing to the Payor. If any payment of principal and/or interest becomes due and payable on a Saturday, Sunday or public holiday under the laws of the State of New Jersey, such payment shall be made on the next succeeding business day and such extension of time shall in such case be included in computing interest in connection with such payment.

     3. The Payor may prepay this Debenture in whole or in part at any time and from time to time without premium or penalty, provided that any such prepayment shall be in at least the minimum amount of the lesser of $250,000 or the unpaid principal amount of this Debenture.

     4. This Debenture is issued as part of the consideration for the of 2,500 common shares of Ocumed, Inc., pursuant to the agreement and Plan of Merger dated August 6, 2001, by to which Agreement reference is hereby made and the terms and provisions of which are hereby incorporated herein and made a part hereof. 5. As used herein, the term "Cash Flow" means the result, with respect to each fiscal year of the Payor, of the following calculations with respect to the Payor's financial results during such fiscal year:

         (a) net earnings, or loss, before all federal, state and local taxes computed on a consolidated return basis, determined in accordance with generally accepted accounting principles which have been consistently applied.

         (b) plus, to the extent included in the determination of net earnings or loss pursuant to Paragraph 5 (a) above;

             (A) depreciation and amortization of capital assets;

             (B) deferred  tax charges and  provisions  for losses  which do not currently require an outlay of cash; and

             (C) any interest on this Debenture,  except that this item shall be applicable solely for the purpose of determining whether interest shall be payable for such year on this Debenture;

         (c) minus, credits for deferred taxes;

         (d) minus, mandatory payments of principal upon its debt (except for payments on this debt).

         (e) minus (or plus) 15% of the increase (or decrease if any), from the first day of the particular fiscal year (or May 1, 2001 with respect to the first fiscal year), to the last day of such fiscal year, of accounts receivable; and

         (f) minus (or plus) 50% of the increase (or decrease, if any), from the first day of the particular fiscal year (or from May 1, 2001, with respect to the first fiscal year), to the last day of such fiscal year, of inventory (at FIFO cost);

     7. If default shall be made in the payment of interest or principal hereunder, and shall be continuing, then the entire unpaid balance hereof may, at the option of the holder, by written notice to the Payor and to First Interstate Bank ("Bank"), (or to a successor holder hereof, at the address or addresses furnished the Payor in writing) or any financial institution then providing funds to the Payor under a loan agreement, be declared due and payable, unless within ten business days after such notice the default be cured by Payor and/or Bank . Such notice shall be deemed given three (3) days after having been deposited in the United States Mail properly addressed and sent by registered mail to the particular addressee, return receipt requested.

     Anything contained herein to the contrary notwithstanding, the indebtedness evidenced by this Note and all interest thereon shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all indebtedness of the Payor to Bank up to $5,000,000, whenever arising, due or to become due, and any and all renewals thereof, whether arising under or in connection with a certain Loan and Security Agreement of even date herewith between Payor and Bank (the "Bank Agreement"), by operation of law, or otherwise, or to any financial institution then providing funds to the Payor under a loan agreement and all indebtedness of the Payor, whenever arising, for trade accounts of the Payor (such indebtedness being sometimes hereinafter referred to as "senior debt"):


     (i) In the event of-any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to Payor, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of Payor, whether or not involving insolvency or, and in the event of any execution sale, then the holders of senior debt shall be entitled to receive payment in full of all principal of and interest on all senior debt (including any such interest which may accrue after the commencement of any such proceedings), before the holders of this Note are entitled to receive any payment on account of principal of or interest on, this Note.

     In the event that this Note is declared due and payable before its expressed maturity because of the occurrence of a default hereunder (under circumstances when the provisions of clause (i) shall not be applicable), the holders shall be entitled to receive payment in full of all principal and interest on all senior debt (including any such interest which may accrue after the commencement of any such proceedings referred to in clause (i) above) before the holder or holders of this Note are entitled to receive any payment on account of the principal of or premium, if any, or interest on this Note.

     (iii) In the event that any default shall occur and be continuing in the payment of the principal of, or premium, if any, or interest on, any senior debt, under the Bank Agreement or otherwise, the holders of senior debt shall be entitled to receive payment in full of all principal of and interest on senior debt (including any such interest which may accrue after the commencement of any proceedings referred to in clause (i) above) before the holders of this Note are entitled to receive any payment on account of the principal of, or premium, if any, or interest on this Note.

     Should any payment or distribution be made to the holders of this Note which the holders of the senior debt shall be entitled to receive prior payment thereof under the foregoing provisions, the same shall be forthwith delivered to the holders of the senior debt and, until so delivered, shall be held by the holders of this Note as property of the holders of the senior debt. No present or future holder of senior debt shall be prejudiced in his right to enforce subordination of this Note by any act or failure to act on the part of Payor.

     In furtherance of the subordination provided for herein, the holder of this Note hereby grants to the holders of the senior debt irrevocable authority, after any default in the payment of any amounts due on the senior debt or in any event specified in clauses (i) or (ii) above, to demand, collect, or file proofs of claim in any proceeding described in clause (i) above with respect to, any and all moneys due or to become due on account of this Note.

     The subordination provisions of this Note are solely for the purpose of defining the relative rights of the holders of senior debt on the one hand and the holder of this Note on the other hand, and nothing herein shall impair as between Payor and the holder of this Note of the obligation of Payor, which is unconditional and absolute, to pay to the holder thereof the principal thereof and interest thereon in accordance with its terms, nor, except as provided herein, shall anything herein prevent the holder or holders of this Note from declaring the Note to be due and payable before its expressed maturity because of the occurrence of a default hereunder or, in connection therewith, from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder, all subject to the rights of holders of senior debt to cash, securities or other property otherwise payable or deliverable to holders of this Note.

     Payor agrees, for the benefit of the holders of senior debt, that in the event that this Note is declared due and payable before its expressed maturity because of the occurrence of a default hereunder (a) all senior debt shall forthwith become immediately due and payable upon demand regardless of the expressed maturity thereof, and (b) Payor will give prompt notice in writing of such events to the holders of senior debt.

     8. As soon as they have been prepared, but in no event later than 110 days after the end of each fiscal year of the Payor, the Payor shall deliver to the holder of this Debenture its balance sheet as of the end of such fiscal year, and its statement of earnings or loss and statement of changes in financial position for such fiscal year, as audited and reported upon by independent certified public accountants of recognized standing. Concurrently with each delivery of the above-described financial statements the Payor shall deliver to the holder of this Debenture: (A) A certificate, signed by the chief financial officer of the Payor stating that to the best of such officer's' knowledge and belief at the date of such financial statements no Event of Default and no condition or event which, with the giving of notice or lapse of time or both, would become such an event of Default had occurred and was continuing, or, if such Event of Default, condition or event had occurred and was continuing, specifying the nature and period of existence thereof and what action the Payor proposes to take with respect thereto; and (B) a certificate of the Payor's chief financial officer certifying as to the computation of the Cash Flow of the Payor for such fiscal year of the Payor, accompanied by a report thereon by the accountants reporting upon its financial statements.

     9. The holder of this Debenture and any independent accountants selected by such holder shall be given access at reasonable times to all books, records, and work papers which are relevant to determine Cash Flow in order to verify any such certificate. In the event of a dispute between the Payor and the holder of this Debenture with respect to Cash Flow, such dispute shall be resolved by any one of the eight largest domestic accounting firms with no conflict of interest, selected randomly.

     10. This Debenture shall be governed as to validity, interpretation, construction, effect, and in all other respects, by the laws and judicial decisions of the State of New Jersey, where it is initially payable.

     11. This Debenture has not been registered under the Securities Act of 1933 and may not be offered or sold unless registered under that Act or, in the opinion of counsel satisfactory to the Payor, such registration is not required. In the event that the holder of this Debenture determines to make an offer or sale of this Debenture and registration of this Debenture is required, the holder of this Debenture shall pay all costs, expenses and fees of registration (including attorney's and accountant's fees) and the Payor shall cooperate in all respects to cause such registration to become effective.


                                            Archer Systems Limited, Inc.

                                            By:/s/Richard Margulies
                                            Title:President

                          ARCHER SYSTEMS LIMITED, INC.
                            INCOME DEBENTURE DUE 2017


$2,800,000                                                 August 6, 2001


     For value received, Archer Systems Limited, Inc. a Delaware corporation (the "Payor"), hereby promises to pay to the order of Ocumed, Inc., ("Holder") the principal sum of Two Million Eight Hundred Thousand ($2,800,000) on May 1, 2017, plus interest as hereinafter provided.

     Interest shall be payable as follows: For each fiscal year of the Payor in which its "Cash Flow" (as hereinafter defined) is in excess of $3,000,000, the Payor shall pay to the holder of this Debenture non-cumulative interest in an amount equal to the lesser of ( i ) 6% per annum on the principal sum hereof outstanding from time to time during such fiscal year or ( ii ) the amount by which Cash Flow for such fiscal year exceeds $3,000,000; any such interest which may become payable in respect of any fiscal year shall be paid within 120 days after the end of such fiscal year.

     For each fiscal year of the Payor in which its Cash Flow is in excess of $4,000,000, the Payor shall make a payment on account of principal on this Debenture in an amount equal to 15% of the amount by which Cash Flow for such fiscal year exceeds $4,000,000; any such principal which may become payable in respect of any fiscal year shall be paid within 120 days after the end of such fiscal year.

     This Debenture shall be subject to the following additional terms and conditions:

     1. Interest shall be calculated on the basis of a year consisting of 365 or 366 days, as the case may be.

     2. Payments of both principal and interest shall be made in lawful money of the United State of America at _______________________or at such other place as the holder hereof shall designate in writing to the Payor. If any payment of principal and/or interest becomes due and payable on a Saturday, Sunday or public holiday under the laws of the State of New Jersey, such payment shall be made on the next succeeding business day and such extension of time shall in such case be included in computing interest in connection with such payment.

     3. The Payor may prepay this Debenture in whole or in part at any time and from time to time without premium or penalty, provided that any such prepayment shall be in at least the minimum amount of the lesser of $250,000 or the unpaid principal amount of this Debenture.

     4. This Debenture is issued as part of the consideration for the of 2,500 common shares of Ocumed, Inc., pursuant to the agreement and Plan of Merger dated August 6, 2001, by to which Agreement reference is hereby made and the terms and provisions of which are hereby incorporated herein and made a part hereof.

     5. As used herein, the term "Cash Flow" means the result, with respect to each fiscal year of the Payor, of the following calculations with respect to the Payor's financial results during such fiscal year:

         (a) net earnings, or loss, before all federal, state and local taxes computed on a consolidated return basis, determined in accordance with generally accepted accounting principles which have been consistently applied.

         (b) plus, to the extent included in the determination of net earnings or loss pursuant to Paragraph 5 (a) above;

             (A) depreciation and amortization of capital assets;

             (B) deferred tax charges and  provisions  for losses which do not currently require an outlay of cash; and

             (C) any  interest on this Debenture, except that this item shall be applicable solely for the purpose of determining whether interest shall be payable for such year on this Debenture;

         (c) minus, credits for deferred taxes;

         (d) minus, mandatory payments of principal upon its debt (except for payments on this debt).

         (e) minus (or plus) 15% of the increase (or decrease if any), from the first day of the particular fiscal year (or May 1, 2001 with respect to the first fiscal year), to the last day of such fiscal year, of accounts receivable; and

         (f) minus (or plus) 50% of the increase (or decrease, if any), from the first day of the particular fiscal year (or from May 1, 2001, with respect to the first fiscal year), to the last day of such fiscal year, of inventory (at FIFO cost);

     7. If default shall be made in the payment of interest or principal hereunder, and shall be continuing, then the entire unpaid balance hereof may, at the option of the holder, by written notice to the Payor and to First Interstate Bank ("Bank"), (or to a successor holder hereof, at the address or addresses furnished the Payor in writing) or any financial institution then providing funds to the Payor under a loan agreement, be declared due and payable, unless within ten business days after such notice the default be cured by Payor and/or Bank . Such notice shall be deemed given three (3) days after having been deposited in the United States Mail properly addressed and sent by registered mail to the particular addressee, return receipt requested.

     Anything contained herein to the contrary notwithstanding, the indebtedness evidenced by this Note and all interest thereon shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all indebtedness of the Payor to Bank up to $5,000,000, whenever arising, due or to become due, and any and all renewals thereof, whether arising under or in connection with a certain Loan and Security Agreement of even date herewith between Payor and Bank (the "Bank Agreement"), by operation of law, or otherwise, or to any financial institution then providing funds to the Payor under a loan agreement and all indebtedness of the Payor, whenever arising, for trade accounts of the Payor (such indebtedness being sometimes hereinafter referred to as "senior debt"):


     (i) In the event of-any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to Payor, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of Payor, whether or not involving insolvency or, and in the event of any execution sale, then the holders of senior debt shall be entitled to receive payment in full of all principal of and interest on all senior debt (including any such interest which may accrue after the commencement of any such proceedings), before the holders of this Note are entitled to receive any payment on account of principal of or interest on, this Note.

     In the event that this Note is declared due and payable before its expressed maturity because of the occurrence of a default hereunder (under circumstances when the provisions of clause (i) shall not be applicable), the holders shall be entitled to receive payment in full of all principal and interest on all senior debt (including any such interest which may accrue after the commencement of any such proceedings referred to in clause (i) above) before the holder or holders of this Note are entitled to receive any payment on account of the principal of or premium, if any, or interest on this Note.

     (iii) In the event that any default shall occur and be continuing in the payment of the principal of, or premium, if any, or interest on, any senior debt, under the Bank Agreement or otherwise, the holders of senior debt shall be entitled to receive payment in full of all principal of and interest on senior debt (including any such interest which may accrue after the commencement of any proceedings referred to in clause (i) above) before the holders of this Note are entitled to receive any payment on account of the principal of, or premium, if any, or interest on this Note.

     Should any payment or distribution be made to the holders of this Note which the holders of the senior debt shall be entitled to receive prior payment thereof under the foregoing provisions, the same shall be forthwith delivered to the holders of the senior debt and, until so delivered, shall be held by the holders of this Note as property of the holders of the senior debt. No present or future holder of senior debt shall be prejudiced in his right to enforce subordination of this Note by any act or failure to act on the part of Payor.

     In furtherance of the subordination provided for herein, the holder of this Note hereby grants to the holders of the senior debt irrevocable authority, after any default in the payment of any amounts due on the senior debt or in any event specified in clauses (i) or (ii) above, to demand, collect, or file proofs of claim in any proceeding described in clause (i) above with respect to, any and all moneys due or to become due on account of this Note.

     The subordination provisions of this Note are solely for the purpose of defining the relative rights of the holders of senior debt on the one hand and the holder of this Note on the other hand, and nothing herein shall impair as between Payor and the holder of this Note of the obligation of Payor, which is unconditional and absolute, to pay to the holder thereof the principal thereof and interest thereon in accordance with its terms, nor, except as provided herein, shall anything herein prevent the holder or holders of this Note from declaring the Note to be due and payable before its expressed maturity because of the occurrence of a default hereunder or, in connection therewith, from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder, all subject to the rights of holders of senior debt to cash, securities or other property otherwise payable or deliverable to holders of this Note.

     Payor agrees, for the benefit of the holders of senior debt, that in the event that this Note is declared due and payable before its expressed maturity because of the occurrence of a default hereunder (a) all senior debt shall forthwith become immediately due and payable upon demand regardless of the expressed maturity thereof, and (b) Payor will give prompt notice in writing of such events to the holders of senior debt.


     8. As soon as they have been prepared, but in no event later than 110 days after the end of each fiscal year of the Payor, the Payor shall deliver to the holder of this Debenture its balance sheet as of the end of such fiscal year, and its statement of earnings or loss and statement of changes in financial position for such fiscal year, as audited and reported upon by independent certified public accountants of recognized standing. Concurrently with each delivery of the above-described financial statements the Payor shall deliver to the holder of this Debenture: (A) A certificate, signed by the chief financial officer of the Payor stating that to the best of such officer's' knowledge and belief at the date of such financial statements no Event of Default and no condition or event which, with the giving of notice or lapse of time or both, would become such an event of Default had occurred and was continuing, or, if such Event of Default, condition or event had occurred and was continuing, specifying the nature and period of existence thereof and what action the Payor proposes to take with respect thereto; and (B) a certificate of the Payor's chief financial officer certifying as to the computation of the Cash Flow of the Payor for such fiscal year of the Payor, accompanied by a report thereon by the accountants reporting upon its financial statements.

     9. The holder of this Debenture and any independent accountants selected by such holder shall be given access at reasonable times to all books, records, and work papers which are relevant to determine Cash Flow in order to verify any such certificate. In the event of a dispute between the Payor and the holder of this Debenture with respect to Cash Flow, such dispute shall be resolved by any one of the eight largest domestic accounting firms with no conflict of interest, selected randomly.

     10. This Debenture shall be governed as to validity, interpretation, construction, effect, and in all other respects, by the laws and judicial decisions of the State of New Jersey, where it is initially payable.

     11. This Debenture has not been registered under the Securities Act of 1933 and may not be offered or sold unless registered under that Act or, in the opinion of counsel satisfactory to the Payor, such registration is not required. In the event that the holder of this Debenture determines to make an offer or sale of this Debenture and registration of this Debenture is required, the holder of this Debenture shall pay all costs, expenses and fees of registration (including attorney's and accountant's fees) and the Payor shall cooperate in all respects to cause such registration to become effective.


                                            Archer Systems Limited, Inc.

                                            By:Richard Margulies
                                            Title:President

                          ARCHER SYSTEMS LIMITED, INC.
                            INCOME DEBENTURE DUE 2017


$1,245,440                                                 August 6, 2001


     For value received, Archer Systems Limited, Inc. a Delaware corporation (the "Payor"), hereby promises to pay to the order of SIMI Investments, Inc. ("Holder") the principal sum of One Million Two Hundred Forty Five Thousand Four Hundred Forty ($1,245,440) on May 1, 2017, plus interest as hereinafter provided.

     Interest shall be payable as follows: For each fiscal year of the Payor in which its "Cash Flow" (as hereinafter defined) is in excess of $3,000,000, the Payor shall pay to the holder of this Debenture non-cumulative interest in an amount equal to the lesser of ( i ) 6% per annum on the principal sum hereof outstanding from time to time during such fiscal year or ( ii ) the amount by which Cash Flow for such fiscal year exceeds $3,000,000; any such interest which may become payable in respect of any fiscal year shall be paid within 120 days after the end of such fiscal year.

     For each fiscal year of the Payor in which its Cash Flow is in excess of $4,000,000, the Payor shall make a payment on account of principal on this Debenture in an amount equal to 15% of the amount by which Cash Flow for such fiscal year exceeds $4,000,000; any such principal which may become payable in respect of any fiscal year shall be paid within 120 days after the end of such fiscal year.

     This Debenture shall be subject to the following additional terms and conditions:

     1. Interest shall be calculated on the basis of a year consisting of 365 or 366 days, as the case may be.

     2. Payments of both principal and interest shall be made in lawful money of the United State of America at _______________________or at such other place as the holder hereof shall designate in writing to the Payor. If any payment of principal and/or interest becomes due and payable on a Saturday, Sunday or public holiday under the laws of the State of New Jersey, such payment shall be made on the next succeeding business day and such extension of time shall in such case be included in computing interest in connection with such payment.

     3. The Payor may prepay this Debenture in whole or in part at any time and from time to time without premium or penalty, provided that any such prepayment shall be in at least the minimum amount of the lesser of $250,000 or the unpaid principal amount of this Debenture.

     4. This Debenture is issued as part of the consideration for the of 2,500 common shares of Ocumed, Inc., pursuant to the agreement and Plan of Merger dated August 6, 2001, by to which Agreement reference is hereby made and the terms and provisions of which are hereby incorporated herein and made a part hereof.

     5. As used herein, the term "Cash Flow" means the result, with respect to each fiscal year of the Payor, of the following calculations with respect to the Payor's financial results during such fiscal year:

         (a) net earnings, or loss, before all federal, state and local taxes computed on a consolidated return basis, determined in accordance with generally accepted accounting principles which have been consistently applied.

         (b) plus, to the extent included in the determination of net earnings or loss pursuant to Paragraph 5 (a) above;

             (A) depreciation and amortization of capital assets;

             (B) deferred tax charges and provisions for losses which do not currently require an outlay of cash; and

             (C) any interest on this Debenture, except that this item shall be applicable solely for the purpose of determining whether interest shall be payable for such year on this Debenture;

         (c) minus, credits for deferred taxes;

         (d) minus, mandatory payments of principal upon its debt (except for payments on this debt).

         (e) minus (or plus) 15% of the increase (or decrease if any), from the first day of the particular fiscal year (or May 1, 2001 with respect to the first fiscal year), to the last day of such fiscal year, of accounts receivable; and

         (f) minus (or plus) 50% of the increase (or decrease, if any), from the first day of the particular fiscal year (or from May 1, 2001, with respect to the first fiscal year), to the last day of such fiscal year, of inventory (at FIFO cost);


     7. If default shall be made in the payment of interest or principal hereunder, and shall be continuing, then the entire unpaid balance hereof may, at the option of the holder, by written notice to the Payor and to First Interstate Bank ("Bank"), (or to a successor holder hereof, at the address or addresses furnished the Payor in writing) or any financial institution then providing funds to the Payor under a loan agreement, be declared due and payable, unless within ten business days after such notice the default be cured by Payor and/or Bank . Such notice shall be deemed given three (3) days after having been deposited in the United States Mail properly addressed and sent by registered mail to the particular addressee, return receipt requested.

     Anything contained herein to the contrary notwithstanding, the indebtedness evidenced by this Note and all interest thereon shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all indebtedness of the Payor to Bank up to $5,000,000, whenever arising, due or to become due, and any and all renewals thereof, whether arising under or in connection with a certain Loan and Security Agreement of even date herewith between Payor and Bank (the "Bank Agreement"), by operation of law, or otherwise, or to any financial institution then providing funds to the Payor under a loan agreement and all indebtedness of the Payor, whenever arising, for trade accounts of the Payor (such indebtedness being sometimes hereinafter referred to as "senior debt"):


     (i) In the event of-any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to Payor, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of Payor, whether or not involving insolvency or, and in the event of any execution sale, then the holders of senior debt shall be entitled to receive payment in full of all principal of and interest on all senior debt (including any such interest which may accrue after the commencement of any such proceedings), before the holders of this Note are entitled to receive any payment on account of principal of or interest on, this Note.

     In the event that this Note is declared due and payable before its expressed maturity because of the occurrence of a default hereunder (under circumstances when the provisions of clause (i) shall not be applicable), the holders shall be entitled to receive payment in full of all principal and interest on all senior debt (including any such interest which may accrue after the commencement of any such proceedings referred to in clause (i) above) before the holder or holders of this Note are entitled to receive any payment on account of the principal of or premium, if any, or interest on this Note.

     (iii) In the event that any default shall occur and be continuing in the payment of the principal of, or premium, if any, or interest on, any senior debt, under the Bank Agreement or otherwise, the holders of senior debt shall be entitled to receive payment in full of all principal of and interest on senior debt (including any such interest which may accrue after the commencement of any proceedings referred to in clause (i) above) before the holders of this Note are entitled to receive any payment on account of the principal of, or premium, if any, or interest on this Note.

     Should any payment or distribution be made to the holders of this Note which the holders of the senior debt shall be entitled to receive prior payment thereof under the foregoing provisions, the same shall be forthwith delivered to the holders of the senior debt and, until so delivered, shall be held by the holders of this Note as property of the holders of the senior debt. No present or future holder of senior debt shall be prejudiced in his right to enforce subordination of this Note by any act or failure to act on the part of Payor.

     In furtherance of the subordination provided for herein, the holder of this Note hereby grants to the holders of the senior debt irrevocable authority, after any default in the payment of any amounts due on the senior debt or in any event specified in clauses (i) or (ii) above, to demand, collect, or file proofs of claim in any proceeding described in clause (i) above with respect to, any and all moneys due or to become due on account of this Note.

     The subordination provisions of this Note are solely for the purpose of defining the relative rights of the holders of senior debt on the one hand and the holder of this Note on the other hand, and nothing herein shall impair as between Payor and the holder of this Note of the obligation of Payor, which is unconditional and absolute, to pay to the holder thereof the principal thereof and interest thereon in accordance with its terms, nor, except as provided herein, shall anything herein prevent the holder or holders of this Note from declaring the Note to be due and payable before its expressed maturity because of the occurrence of a default hereunder or, in connection therewith, from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder, all subject to the rights of holders of senior debt to cash, securities or other property otherwise payable or deliverable to holders of this Note.

     Payor agrees, for the benefit of the holders of senior debt, that in the event that this Note is declared due and payable before its expressed maturity because of the occurrence of a default hereunder (a) all senior debt shall forthwith become immediately due and payable upon demand regardless of the expressed maturity thereof, and (b) Payor will give prompt notice in writing of such events to the holders of senior debt.


     8. As soon as they have been prepared, but in no event later than 110 days after the end of each fiscal year of the Payor, the Payor shall deliver to the holder of this Debenture its balance sheet as of the end of such fiscal year, and its statement of earnings or loss and statement of changes in financial position for such fiscal year, as audited and reported upon by independent certified public accountants of recognized standing. Concurrently with each delivery of the above-described financial statements the Payor shall deliver to the holder of this Debenture: (A) A certificate, signed by the chief financial officer of the Payor stating that to the best of such officer's' knowledge and belief at the date of such financial statements no Event of Default and no condition or event which, with the giving of notice or lapse of time or both, would become such an event of Default had occurred and was continuing, or, if such Event of Default, condition or event had occurred and was continuing, specifying the nature and period of existence thereof and what action the Payor proposes to take with respect thereto; and (B) a certificate of the Payor's chief financial officer certifying as to the computation of the Cash Flow of the Payor for such fiscal year of the Payor, accompanied by a report thereon by the accountants reporting upon its financial statements.

     9. The holder of this Debenture and any independent accountants selected by such holder shall be given access at reasonable times to all books, records, and work papers which are relevant to determine Cash Flow in order to verify any such certificate. In the event of a dispute between the Payor and the holder of this Debenture with respect to Cash Flow, such dispute shall be resolved by any one of the eight largest domestic accounting firms with no conflict of interest, selected randomly.

     10. This Debenture shall be governed as to validity, interpretation, construction, effect, and in all other respects, by the laws and judicial decisions of the State of New Jersey, where it is initially payable.

     11. This Debenture has not been registered under the Securities Act of 1933 and may not be offered or sold unless registered under that Act or, in the opinion of counsel satisfactory to the Payor, such registration is not required. In the event that the holder of this Debenture determines to make an offer or sale of this Debenture and registration of this Debenture is required, the holder of this Debenture shall pay all costs, expenses and fees of registration (including attorney's and accountant's fees) and the Payor shall cooperate in all respects to cause such registration to become effective.


                                            Archer Systems Limited, Inc.

                                            By:Richard Margulies
                                            Title:President